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                                   Exhibit 17

                               Form of Proxy Card

                                     FORM OF
                EVERY POLICYOWNER'S INSTRUCTIONS ARE IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN YOUR
                          VOTING INSTRUCTION FORM TODAY

                                              YOUR VOTING INSTRUCTION FORM IS
                                              IMPORTANT!

                                              AND NOW YOU CAN PROVIDE YOUR
                                              INSTRUCTIONS ON THE PHONE, OR THE
                                              INTERNET.

                                              IT SAVES MONEY! TELEPHONE AND
                                              INTERNET VOTING SAVES POSTAGE
                                              COSTS. SAVINGS WHICH CAN HELP
                                              MINIMIZE EXPENSES.

                                              IT SAVES TIME! TELEPHONE AND
                                              INTERNET VOTING IS INSTANTANEOUS -
                                              24 HOURS A DAY.

                                              IT'S EASY! JUST FOLLOW THESE
                                              SIMPLE STEPS:

                                              1. READ YOUR PROXY STATEMENT AND
                                              HAVE IT AT HAND.

                                              2. CALL TOLL-FREE 1-866-241-6192,
                                              OR GO TO WEBSITE:
                                              HTTPS://VOTE.PROXY-DIRECT.COM

                                              3. FOLLOW THE RECORDED OR
                                              ON-SCREEN DIRECTIONS.

                                              4. DO NOT MAIL YOUR VOTING
                                              INSTRUCTION FORM WHEN YOU VOTE BY
                                              PHONE, OR INTERNET.

                  Please detach at perforation before mailing.


VOTING INSTRUCTION FORM                                 VOTING INSTRUCTION FORM
                        AEGON/TRANSAMERICA SERIES TRUST
                         GREAT COMPANIES - AMERICA(SM)
                 PROXY FOR THE SPECIAL MEETING OF SHAREHOLDERS
                                OCTOBER 18, 2006

[Insurance Company Name Drop In]
The undersigned hereby instructs the above referenced insurance company with full power of substitution, to vote as directed on the reverse side of this form all shares of the Great Companies - America(SM) (the "Acquired Portfolio") which the undersigned is entitled to provide instructions for at the Special Meeting of Shareholders of AEGON/Transameric Series Trust to be held at the office of AEGON/Transamerica Series Trust, 570 Carillon Parkway, St. Petersburg, Florida 33716, on October 18, 2006 at _____________ (Eastern time) and at any adjournment(s) or postponements thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE ABOVE-REFERENCED INSURANCE COMPANY. This voting instruction form will be voted as instructed. IF NO SPECIFICATION IS MADE, THE VOTING INSTRUCTION FORM WILL BE VOTED "FOR" PROPOSAL 1 AND PROPOSAL 2.

                           VOTE VIA THE INTERNET: https://vote.proxy-direct.com VOTE VIA THE TELEPHONE: 1-866-241-6192

                           ----------------------         --------------------

                           ----------------------         --------------------

                           NOTE: Signature(s) should be exactly as name or names appearing on this proxy. If shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please give full title.

                           -----------------------------------------------------
                           Signature(s)

                           -----------------------------------------------------
                           Signature(s)

                           -----------------------------------------------------
                           Date                                        JAN_16728

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                 EVERY POLICYOWNER'S INSTRUCTIONS ARE IMPORTANT!
                        PLEASE SIGN, DATE AND RETURN YOUR
                          VOTING INSTRUCTION FORM TODAY



















                  Please detach at perforation before mailing.



THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR" THE FOLLOWING PROPOSAL.


MARK THE BLOCKS BELOW IN BLUE OR BLACK INK.  EXAMPLE:  [ ]

                                                        FOR    AGAINST  ABSTAIN

1.   To approve a Plan of Reorganization providing      [ ]      [ ]     [ ]
     for the acquisition of all of the assets and liabilities of Great Companies - America(SM)
     (the "Acquired Portfolio") by Transamerica
     Equity (the "Acquiring Portfolio"), a series of AEGON/Transamerica Series Trust, solely in exchange for the shares of the Acquiring
     Portfolio, followed by the complete
     liquidation of the Acquired Portfolio.

2.   To approve an investment sub-advisory
     agreement appointing Transamerica Investment
     Management, LLC as investment sub-adviser to the Acquired Portfolio.

                                                        FOR    AGAINST  ABSTAIN

                                                        [ ]      [ ]     [ ]


                                    JAN_16728

    PLEASE INSTRUCT, DATE AND SIGN THIS VOTING INSTRUCTION FORM AND RETURN IT
                       PROMPTLY IN THE ENCLOSED ENVELOPE.